UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2024

HCW Biologics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40591	82-5024477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 N. Commerce Parkway
Miramar, Florida		33025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 954 842-2024

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HCWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

As of July 13, 2024, HCW Biologics Inc. (the “Company”) and Dr. Hing C. Wong, the Company’s Founder and CEO, entered into a confidential Settlement Agreement and Release (the “Settlement Agreement”) with Altor BioScience, LLC (“Altor”), NantCell, Inc. (“NantCell”), and ImmunityBio, Inc. (the parent of Altor and NantCell, together with Altor and NantCell, “ImmunityBio”), to resolve the previously disclosed arbitration before JAMS brought by Altor and NantCell, alleging breach of contract and fiduciary duty, among other claims, against Dr. Wong and misappropriation of trade secrets, inducement of breach of contract and inducement of breach of fiduciary duty, among other claims, against the Company (the “Arbitration”).

The parties entered into the Settlement Agreement to avoid the costs, disruption and distraction of further litigation. The detailed terms of the Settlement Agreement are confidential but are summarized below.

Under the terms of the Settlement Agreement, no party will make monetary payments to any other party or person and each party will bear its own expenses. None of the parties to the Settlement Agreement admitted any fault, liability or wrongdoing. The terms of the Settlement Agreement include, among other things, mutual releases and the Company’s agreement to transfer to ImmunityBio certain rights with respect to select molecules developed using the Company’s TOBITM discovery development platform with respect to certain cancer indications and certain other intellectual property and intellectual property rights.

The Settlement Agreement obligates the parties thereto to take various post-execution steps, which are anticipated to include dismissing the Arbitration and the pending action in the Delaware Court of Chancery between Altor and the Company. The foregoing summary of the terms of the Settlement Agreement does not purport to be complete.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCW BIOLOGICS INC.

Date:	July 18, 2024	By:	/s/ Hing C. Wong
Hing C. Wong, Founder and Chief Executive Officer